SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Old Westbury Funds, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

OLD WESTBURY FUNDS, INC.

3435 Stelzer Road

Columbus, Ohio 43219

Old Westbury Large Cap Equity Fund

Old Westbury Mid Cap Equity Fund

Old Westbury International Fund

Old Westbury Fixed Income Fund

Old Westbury Municipal Bond Fund

(each a “Fund” and collectively, the “Funds”)

July     , 2005

Dear Shareholder,

On behalf of the Board of Directors of Old Westbury Funds, Inc. (the “Corporation”), I cordially invite you to attend a Special Meeting of Shareholders of the Corporation, with respect to the above series of the Corporation, to be held at 11:00 a.m. (Eastern time) on August 4, 2005, at the Corporation’s offices located at 3435 Stelzer Road, Columbus, Ohio 43219. The purpose of the Special Meeting is set forth in the formal notice of the Meeting following this letter.

Included with this letter are a Notice of Special Meeting of Shareholders, a Proxy Statement and a Proxy Card. Regardless of the number of shares you own, it is important that your shares are represented and voted. If you cannot personally attend the Special Shareholders’ Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope provided.

We thank you for your time and for your investment in the Corporation.

Sincerely,

/s/ Marc Stern
Marc Stern
President
Old Westbury Funds, Inc.

OLD WESTBURY FUNDS, INC.

Old Westbury Large Cap Equity Fund

Old Westbury Mid Cap Equity Fund

Old Westbury International Fund

Old Westbury Fixed Income Fund

Old Westbury Municipal Bond Fund

(each a “Fund” and collectively, the “Funds”)

July     , 2005

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of the Funds, each a series of Old Westbury Funds, Inc. (the “Corporation”), a Maryland corporation, will be held at the Corporation’s offices, located at 3435 Stelzer Road, Columbus, Ohio 43219, on August 4, 2005 at 11:00 a.m. (Eastern time) for the following purposes:

1.	To approve a new master investment advisory agreement between the Corporation, on behalf of each Fund, and Bessemer Investment Management LLC (“BIM”) which consolidates all of the Funds’ separate advisory agreements into a single agreement and increases for each of the Funds the asset “breakpoint” levels at which advisory fees are reduced;

2.	To approve a change to a fundamental investment policy for each of the Funds (except for the Municipal Bond Fund) relating to concentration of investments in any one industry;

3.	To approve a proposal that would authorize BIM and the Corporation, with Board approval, to enter into or materially change agreements with sub-advisers, on behalf of each Fund, without obtaining shareholder approval; and

4.	To transact such other business as may properly come before the Meeting, or any adjournments thereof in the discretion of the proxies or their substitutes. As of the date of the Proxy Statement, the Board knew of no matter that needed to be acted on at the Special Meeting other than the above proposals.

Shareholders of record at the close of business on May 31, 2005 are entitled to notice of, and to vote at, the Meeting. Whether or not you expect to attend the meeting, please complete and return the enclosed proxy ballot as soon as possible.

By Order of the Board of Directors,

/s/ Curtis Barnes
Curtis Barnes
Secretary

July     , 2005

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE VOTE BY SIGNING AND DATING THE ENCLOSED PROXY BALLOT AND RETURNING IT IN THE ENCLOSED ENVELOPE. PLEASE VOTE NOW TO AVOID THE COST OF ADDITIONAL SOLICITATIONS.

PROXY STATEMENT

July     , 2005

OLD WESTBURY FUNDS, INC.

Old Westbury Large Cap Equity Fund

Old Westbury Mid Cap Equity Fund

Old Westbury International Fund

Old Westbury Fixed Income Fund

Old Westbury Municipal Bond Fund

(each a “Fund” and collectively, the “Funds”)

3435 STELZER ROAD

COLUMBUS, OHIO 43219

1-800-607-2200

OVERVIEW

WHAT IS THIS DOCUMENT AND WHY DID WE SEND IT TO YOU?

This document is a proxy statement (the “Proxy Statement”) that is being furnished to you regarding the solicitation of proxies by the Board of Directors (the “Board”) of Old Westbury Funds, Inc. (the “Corporation”) in connection with a special meeting of shareholders of the Corporation owing shares of the Funds. The Proxy Statement contains the information that such shareholders should consider before voting on the proposals before them, and should be retained for future reference. More specifically, shareholders are being asked to approve: (i) a new master investment advisory agreement with the Funds’ investment adviser, Bessemer Investment Management LLC (the “Adviser” or “BIM”) which consolidates all of the Funds’ separate advisory agreements and, for each of the Funds, increases the asset “breakpoint” levels at which the advisory fees are reduced; (ii) a change in a fundamental investment policy for each of the Funds, other than the Municipal Bond Fund; and (iii) authorization for the Adviser, with Board approval, to enter into sub-advisory contracts or materially change such contracts, without shareholder approval.

It is expected that this Proxy Statement will be mailed to shareholders on or about July     , 2005.

WHO IS ASKING FOR MY VOTE?

The Board is sending this Proxy Statement and the enclosed Proxy Ballot to you and all other shareholders of the Corporation owning shares of the Funds. The Board is soliciting your vote relating to the special meeting of shareholders of the Corporation owning shares of the Funds currently contemplated to be held on August 4, 2005 (the “Special Meeting”).

WHO IS ELIGIBLE TO VOTE?

The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Proxy Ballot on or about July     , 2005 to shareholders of record who are eligible to vote. Shareholders owning shares of the Funds, as of the close of business on May 31, 2005 (“Record Date”) are eligible to vote. Each share is entitled to one vote.

The following table sets forth the number of shares of each Fund issued and outstanding as of the Record Date.

Fund	Shares Outstanding
Large Cap Equity Fund	24,166,256
Mid Cap Equity Fund	48,903,876
International Fund	122,421,611
Fixed Income Fund	7,011,128
Municipal Bond Fund	7,998,315

To the best of the Corporation’s knowledge, as of the Record Date, the Directors and officers of the Corporation as a group owned less than 1% of the outstanding shares of any of the Funds. See “Substantial Shareholders” for information regarding accounts having more than 5% of each Fund’s outstanding shares as of the Record Date.

HOW DO I VOTE?

Shareholders can vote by promptly completing, signing and returning the enclosed Proxy Ballot in the enclosed envelope or by attending the meeting in person and voting. Joint owners should each sign the Proxy Ballot. In addition to solicitation by mail, certain officers and representatives of the Corporation, officers and employees of the Adviser or its affiliates, or BISYS Fund Services Ohio, Inc. (“BISYS”), our administrator, and their respective agents, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, facsimile, or oral communication. Shareholders of each Fund whose shares are held by nominees, such as brokers, can arrange to vote their proxies by contacting their respective nominees.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

The Special Meeting will be held at 3435 Stelzer Road, Columbus, Ohio on August 4, 2005 at 11:00 a.m., Eastern Time, and if the Special Meeting is adjourned or postponed, any adjournment or postponement of the Special Meeting will be held at the same location. If you expect to attend the Special Meeting in person, please call BISYS toll-free at 1-800-607-2200.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

After careful consideration, the Board members of your Fund recommend that you vote FOR each Proposal.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE CORPORATION AND THE FUNDS?

Additional information about the Corporation and the Funds is available in:

•	the Prospectus for the Corporation dated February 1, 2005;

•	the Statement of Additional Information (“SAI”) dated February 1, 2005, for the Corporation; and

•	The Corporation’s Annual Report to shareholders, which contains audited financial statements for the most recent fiscal year October 31, 2004.

All of these documents are on file with the Securities and Exchange Commission (the “SEC”). You may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C.

By Phone:	1-800-SEC-0330

By Mail:	Public Reference Section
Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549
(duplicating fee required)

By Email:	publicinfo@sec.gov

By Internet:	www.sec.gov

Copies of all of these documents also are available upon request without charge by contacting:

Old Westbury Funds, Inc.

3435 Stelzer Road

Columbus, OH 43219

1-800-607-2200

PROPOSALS FOR SHAREHOLDER APPROVAL

The table below has been prepared to assist you in determining which proposals apply to the Fund(s) you own. You are only being asked to vote on the proposals that are indicated with a check mark next to the Fund(s) you own.

Fund	Proposal #1	Proposal #2	Proposal #3
Large Cap Equity Fund	✓	✓	✓
Mid Cap Equity Fund	✓	✓	✓
International Fund	✓	✓	✓
Fixed Income Fund	✓	✓	✓
Municipal Bond Fund	✓		✓

PROPOSAL 1 –	APPROVAL OF A NEW MASTER INVESTMENT ADVISORY AGREEMENT BETWEEN THE CORPORATION AND BESSEMER INVESTMENT MANAGEMENT LLC

The Board is soliciting votes of the Funds’ shareholders in connection with the proposed new master investment advisory agreement. On May 24, 2005, the Board, at an in person meeting, approved a master investment advisory agreement (the “New Agreement”) between BIM and the Corporation on behalf of the Funds, subject to the approval by shareholders. The New Agreement consolidates all of the Funds’ separate investment advisory agreements (the “Old Agreements”) into a single agreement. In addition, the New Agreement provides for an increase in the asset “breakpoint” levels at which the Funds’ advisory fees will be reduced, which, in effect, will result in an increase in the fees payable for some of the Funds. Other than these changes, the terms and conditions of the New Agreement are substantially identical to those of the Old Agreements. The New Agreement was approved by the full Board, including a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Corporation or BIM (“Independent Directors”), and recommended by the Board for approval by the shareholders of the Funds. Each Old Agreement was last approved by shareholders on the following dates: Large Cap Equity Fund, March 2, 1998; Mid Cap Equity Fund, February 28, 1997; International Fund, October 22, 1993; Fixed Income Fund, March 12, 1998 and Municipal Bond Fund, March 6, 1998. The New Agreement is attached to this Proxy Statement as Exhibit A.

Information About BIM and its Affiliates

Certain information about BIM and its affiliates is included under “General Information.” The following table identifies the parent company, directors and senior/executive officers of BIM.

Name	Position/Interest	Address	Principal Occupation
Bessemer Trust Co., NA	Parent (100% ownership of BIM)	630 Fifth Avenue, New York, NY 10111	N/A

Marc Stern	President and Chief Investment Officer	630 Fifth Avenue, New York, NY 10111	President and Chief Investment Officer

John Hilton	Director	630 Fifth Avenue, New York, NY 10111	Chief Executive Officer, Bessemer Trust Company, N.A.

Richard Davis	Director, Managing Director, and Secretary	630 Fifth Avenue, New York, NY 10111	General Counsel Bessemer Trust Company, N.A.

Name	Position/Interest	Address	Principal Occupation
John MacDonald	Director, Managing Director and Chief Financial Officer	630 Fifth Avenue, New York, NY 10111	Chief Financial Officer, Managing Director and Assistant Secretary

Don Andrews	Chief Compliance Officer and Managing Director	630 Fifth Avenue, New York, NY 10111	Chief Compliance Officer and Managing Director

Timothy J. Morris	Senior Managing Director	630 Fifth Avenue, New York, NY 10111	Senior Managing Director

Harold S. Woolley	Managing Director	630 Fifth Avenue, New York, NY 10111	Portfolio Manager

Bruce A. Whiteford	Managing Director	630 Fifth Avenue, New York, NY 10111	Portfolio Manager

Bruce A. Aird	Managing Director	630 Fifth Avenue, New York, NY 10111	Portfolio Manager

Hermione A. Davies	Managing Director	630 Fifth Avenue, New York, NY 10111	Portfolio Manager

Kathleen T. Millard	Managing Director	630 Fifth Avenue, New York, NY 10111	Portfolio Manager

Christine A. Callies	Managing Director	630 Fifth Avenue, New York, NY 10111	Managing Director

Andrew M. Parker	Managing Director	630 Fifth Avenue, New York, NY 10111	Managing Director

Frank A. Mariani	Managing Director	630 Fifth Avenue, New York, NY 10111	Managing Director

Lois Roman	Managing Director	630 Fifth Avenue, New York, NY 10111	Managing Director

The following table identifies directors and officers of the Funds serving as officers and/or employees of BIM or its affiliates.

Name /Position of Directors and Officers of the Funds	Position/Relationship with BIM and affiliates
Peter Artemiou/ Vice President	Principal of The Bessemer Group, Incorporated

Deborah Ferris/AML Officer, Vice President and Assistant Secretary	Principal of Bessemer Trust Company, N.A. (“Bessemer”)

Don Andrews/Vice President and Chief Compliance Officer	Chief Compliance Officer and Managing Director of Bessemer

Marc Stern/ President	President and Chief Investment Officer of BIM

Steven Williamson/Chief Legal Officer	Managing Director/Associate General Counsel of Bessemer

If approved by shareholders, the New Agreement will continue in effect with respect to the Funds for two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Board, including a majority of the Independent Directors, or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules thereunder) of the Funds. If the New Agreement is not approved by shareholders, the Old Agreements, with the current fee schedules will continue in effect.

The New Agreement and the Old Agreements for each Fund, provided that as compensation for the services performed by BIM, the Funds will pay BIM fees, accrued daily and paid monthly in accordance with the following rates per annum on the indicated aggregate average daily net assets of the Funds:

Portfolio Name	New Advisory Fee Rate Average Net Assets-	Old Advisory Fee Rate Average Net Assets-
Large Cap Equity Fund	First $500 million – 0.70% Second $500 to $1 billion – 0.65% Over $1 billion – 0.60%	First $100 million – 0.70% Second $100 to $200 million – 0.65% Over $200 million – 0.60%

Mid Cap Equity Fund	First $500 million – 0.70% Second $500 to $1 billion – 0.65% Over $1 billion – 0.60%	First $100 million – 0.70% Second $100 to $200 million – 0.65% Over $200 million – 0.60%

Portfolio Name	New Advisory Fee Rate Average Net Assets-	Old Advisory Fee Rate Average Net Assets-
International Fund	First $500 million – 0.80% Second $500 to $1 billion – 0.75% Over $1 billion – 0.70%	First $100 million – 0.80% Second $100 to $200 million – 0.75% Over $200 million – 0.70%

Fixed Income Fund	First $500 million – 0.45% Second $500 to $1 billion – 0.40% Over $1 billion – 0.35%	First $100 million – 0.45% Second $100 to $200 million – 0.40% Over $200 million – 0.35%

Municipal Bond Fund	First $500 million – 0.45% Second $500 to $1 billion – 0.40% Over $1 billion – 0.35%	First $100 million – 0.45% Second $100 to $200 million – 0.40% Over $200 million – 0.35%

Set forth below are, as of October 31, 2004, the Funds’ net assets, the advisory fees paid by the Funds under the Old Agreements and the pro forma advisory fees that would have been paid by the Funds if the new asset “breakpoint” levels for the Funds and the New Agreement were in effect:

Portfolio Name	Average Net Assets at 10/31/04	Advisory Fees Paid under the Old Agreements based on Average Net Assets at 10/31/04	Pro Forma Advisory Fees under New Agreement based on Average Net Assets at 10/31/04	Percentage Difference between Fees
Large Cap Equity Fund	$270,598,484	$1,772,584	$1,894,189	0.06%
Mid Cap Equity Fund	$754,610,280	$4,675,405	$5,154,967	0.06%
International Fund	$694,604,050	$5,006,948[1]	$5,459,530	0.07%
Fixed Income Fund	$80,409,401	$361,951[2]	$361,951	0.00%
Municipal Bond Fund	$84,511,967	$380,222[3]	$380,222	0.00%

[1]	Includes fees paid to Bessemer Group (U.K) Limited.
[2]	The Adviser voluntarily waived $42,593 in fees.
[3]	The Adviser voluntarily waived $20,778 in fees.

As the above chart shows, if this proposal were approved, the Large Cap Equity Fund, Mid Cap Equity Fund and International Fund would each have paid higher advisory fees based on the net assets of each of such Funds’ last fiscal year-end and will pay higher advisory fees going forward until the higher breakpoint levels are reached, if ever. However, it should be noted that the Funds are reducing certain other expenses (including their Rule 12b-1 distribution-related fees). These reductions in other expenses will result in a net decrease in the total operating expenses in each of the Funds, even with the incremental increase in advisory fees. In this regard, the total expenses paid by such Funds would be as follows: [The table is divided into two tables. When the proxy is printed the columns for each Fund should be listed in one table.]

	Large Cap Fund				Mid Cap Fund				International Fund
	current		proposed		current		proposed		current		proposed
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees/1/	0.65%		0.70%		0.62%		0.68%		0.71%		0.76%
Distribution and/or Service (12b-1) Fees	0.35	%/2/	0.25	%/3/	0.35	%/2/	0.25	%/3/	0.35	%/2/	0.25	%/3/
Other Expenses/4/	0.30%		0.27	%/3/	0.29%		0.26	%/3/	0.34%		0.31	%/3/
Total Annual Fund Operating Expenses	1.30%		1.22%		1.26%		1.19%		1.40%		1.32%

/1/    The current fees have been restated to reflect asset levels as May 20, 2005.

/2/    For the fiscal year ended 10/31/04, the distributor and the shareholder servicing agents have limited distribution-related service fees to 0.25%. The current voluntary fee waiver policy is in place until October 31, 2005 and is expected to continue through October 31, 2006. Shown below are the net expenses of the Funds. The voluntary fee waiver can be terminated at anytime.

Less Fee Waiver	0.10%		0.10%		0.10%		0.10%		0.10%		0.10%
Total Net Operating Expenses	1.20%		1.12%		1.16%		1.09%		1.30%		1.22%

/3/	The Funds are reducing certain expenses (including the Rule 12b-1 fees). It is anticipated that these reductions will be implemented at the same time as the New Agreement becomes effective, if approved by the shareholders of the Funds.
/4/	“Other Expenses” under the proposed and current advisory fees are based upon estimates for the current fiscal year.

	Fixed Income Fund				Municipal Bond Fund
	current		proposed		current		proposed
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.45	%/5/	0.45	%/5/	0.45	%/5/	0.45	%/5/
Distribution and/or Service (12b-1) Fees	0.35	%/5/	0.25	%/2/	0.35	%/5/	0.25	%/2/
Other Expenses/3/	0.40%		0.37%		0.37%		0.34%
Total Annual Fund Operating Expenses	1.20%		1.07%		1.17%		1.04%

/5/      For the fiscal year ended 10/31/04, the Adviser waived a portion of its fee to limit total operating expenses. The current fees have been restated to reflect asset levels as May 20, 2005. For the fiscal year ended 10/31/04, the distributor and shareholder servicing agents have limited distribution-related service fees to 0.25%. The current voluntary fee waiver policy is in place until October 31, 2005 and is expected to continue through October 31, 2006. The Adviser can terminate this voluntary waiver at anytime.

Less Fee Waivers	0.15%		0.15%		0.12%		0.12%
Total Net Operating Expenses	1.05%		0.92%		1.05%		0.92%

Expense Example

Example

This Example is intended to help you compare the cost of investing in each Fund’s shares based on the above current and proposed fee information. The Example assumes that you invest $10,000 in each Fund’s shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund’s shares operating expenses are before waivers and reimbursements as estimated in the table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Large Cap Equity Fund	Current	Proposed
1 Year	$132	$124
3 Years	$412	$387
5 Years	$713	$670
10 Years	$1,568	$1,477

Mid Cap Equity Fund	Current	Proposed
1 Year	$128	$121
3 Years	$400	$378
5 Years	$692	$654
10 Years	$1,523	$1,443

International Fund	Current	Proposed
1 Year	$143	$134
3 Years	$443	$418
5 Years	$766	$723
10 Years	$1,680	$1,590

Fixed Income Fund	Current	Proposed
1 Year	$122	$109
3 Years	$381	$340
5 Years	$660	$590
10 Years	$1,455	$1,306

Municipal Bond Fund	Current	Proposed
1 Year	$119	$106
3 Years	$372	$331
5 Years	$644	$574
10 Years	$1,420	$1,271

Accordingly, while the advisory fees paid by each Fund will incrementally rise for the Funds, under the New Agreement based on the asset levels as of October 31, 2004, the total expenses for each of these Funds will be incrementally decreased in light of the proposed reduction in other expenses for these Funds.

Board Approval of the New Agreement

In evaluating the New Agreement, the Board considered information requested by it and furnished by BIM, including: (i) information about BIM’s personnel, operations and management; (ii) comparative data as to the Funds’ investment performance and advisory fees; and (iii) representations by BIM that it would continue to provide advisory and other services to the Funds of a scope and quality at least equivalent to the scope and quality of the services provided to the Funds under the Old Agreements. The Board also noted that the Funds’ total expenses would not be impacted adversely by the change in breakpoints.

At a meeting of the Board held on May 24, 2005, the Board approved the continuance of the Old Agreements for each of the Funds with BIM, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”). The Board also concurrently approved, and recommended to shareholders for their approval, the New Agreement. Assuming that the New Agreement is approved, it will supersede the Old Agreements. As noted above, the terms and conditions of the New Agreement are substantially identical to those of the Old Agreements, except that the New Agreement reflects higher advisory fee breakpoint levels, which will increase the advisory fees payable under the New Agreement at current asset levels for the Large Cap Equity Fund, the Mid-Cap Equity Fund, but not for the Fixed Income Fund and the Municipal Bond Fund. The Board also approved, with respect to the International Fund, the continuance of the Sub-Advisory Agreement between the Corporation, BIM, and Bessemer Group (U.K.) Limited (“BGUK”) (together with the Old Agreements and the New Agreement, the “Advisory Contracts”). In determining whether to approve the Advisory Contracts, the Board considered the following information:

1) The nature, extent and quality of services provided by the Advisers.

The Board considered the scope and quality of services provided by BIM, particularly the qualifications and capabilities of the portfolio managers and other personnel responsible for providing services to the Funds. The Directors noted that, in addition to managing the investment program of the Funds, the Adviser and its affiliates also provided, at their expense, personnel responsible for supervising the performance of the Administrator and for supervising the provision of other administrative services, accounting and related services, including valuation of the Funds’ portfolios of investments, yield calculations, reports and filings with regulatory authorities and services related to such functions, as well as compliance monitoring. The Directors also considered that the Adviser (or its affiliates) paid for all compensation of officers of the Funds that were employees of the Adviser (or its affiliates), and that the Adviser keeps the Directors informed of important developments affecting each of the Funds and pays costs of certain clerical and administrative services involved in the management and administration of the Funds. The Directors evaluated these factors based on their direct experience with the Adviser, and in consultation with Fund Counsel and Counsel for the Independent Directors. In addition, the Board focused on BIM’s long-standing relationship with the Corporation. The Board also discussed BIM’s effectiveness in ensuring that the other portfolios of the Corporation are in compliance with their investment policies and restrictions and the requirements of the 1940 Act and related securities regulations and discussed the benefits of engaging BIM to provide these services to the Funds. The Board also considered the qualifications, experience and responsibilities of the portfolio managers for the Funds.

With respect to the International Fund, the Board considered the scope and quality of services to be provided by BGUK, including the fact that BGUK pays the costs of all necessary investment and management facilities, including clerical and other personnel, and provides administrative facilities necessary for the efficient conduct of its services.

With respect to the New Agreement, the Directors considered that the New Agreement was, in essence, identical, with the exception of the fee schedule, to the form of advisory contract recently approved by the Directors in connection with the Old Westbury Global Small Cap Fund and the Old Westbury Real Return Fund, two other new series of the Corporation. The Directors also considered that currently the Corporation maintains separate advisory agreements for each of the Funds and that administratively, the Adviser believed that a single form of advisory contract, covering all of the Funds, would provide a more streamlined approach that was desirable, particularly given the growth in the number of funds of the Corporation. In addition, as more fully described below, the Directors considered that the New Agreement contains a provision authorizing the Adviser, at its own expense, and with the Board’s consent, to engage a sub-adviser to assist in carrying out its obligations under the New Agreement and further provides that shareholder approval will not be required for the engagement of a sub-adviser if the Corporation is able to obtain an exemptive order or interpretative letter from the SEC obviating the requirement for shareholder approval.

Based on these factors, as well as those discussed below, the Directors concluded that the nature and extent of the services to be provided under the Advisory Contracts, including the New Agreement, was fair and reasonable in relation to the advisory fees contemplated thereunder.

2) The performance of the Funds and the Advisers.

The Board’s analysis of the Funds’ performance included the discussion and review of performance data of the Funds and a select group of other funds that have similar investment objectives, sales load structures and that are of comparable size (the “Peer Groups”). In this regard, the Directors reviewed performance over long, intermediate and short term periods and noted that the Funds had generally underperformed their respective Peer Groups over these time periods. In particular, as of March 31, 2005, (i) the Fixed Income Fund had underperformed its Peer Group for each of the 1, 3 and 5 year periods – returning 0.24%, 4.97% and 6.00% for each such period as compared to its Peer Group average of 1.21%, 6.52% and 6.70%; (ii) the Municipal Bond Fund had underperformed its Peer Group for the 1 and 3 year periods and outperformed for the 5 year period – returning 0.71%, 5.37% and 6.09% for each such period as compared to its Peer Group average of 1.92%, 5.51% and 5.95%; (iii) the International Fund had underperformed its Peer Group for each of the 1, 3 and 5 year periods – returning 7.46%, 9.95% and -3.11% for each such period as compared to its Peer Group average of 14.86%, 11.60% and 0.58%; (iv) the Large Cap Equity Fund had underperformed its Peer Group for each of the 1, 3 and 5 year periods – returning 3.63%, -0.16% and -7.01% for each such period as compared to its Peer Group average of 4.98%, 1.35% and -3.63%; and (v) the Mid Cap Equity Fund had underperformed its Peer Group for each of the 1, 3 and 5 year periods – returning 6.55%, 1.46% and 3.58% for each such period as compared to its Peer Group average of 8.77%, 9.55% and 6.07%.

The Board of Directors took into account that during the past year, in response to the Board’s previously expressed comments regarding the Funds’ performance, the Adviser has undertaken a series of actions designed to enhance the performance of the Funds. These actions included certain changes in investment personnel, including the engagement of a new Chief Investment Officer at BIM, the dedication of additional resources by the Adviser to the investment process, and enhancements to the Adviser’s investment analytic tools.

3) The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund.

In connection with the Directors’ consideration of the level of the advisory fees, as well as their consideration of the Adviser’s proposal to increase the levels of each Fund’s advisory fee breakpoints, the Directors considered a number of factors. With respect to each of the Funds, the Board’s analysis of each Fund’s advisory fee and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of each Fund compared to their respective Peer Group. In particular, the Board noted that each Fund’s advisory fee and expense ratio were generally in line with those of their Peer Groups. Accordingly, the Board determined that based on these factors, that the New Agreement, including the revised fee breakpoint schedule was fair and reasonable. Moreover, the Board noted that the Funds were reducing certain expenses (including their Rule 12b-1 fees) such that the Funds’ total expense ratios would not increase as a result of the proposed increase in the advisory fee breakpoints and in all cases the projected total expense ratios for the Funds would be reduced. With respect to the sub-advisory agreement with BGUK, the Board noted that BGUK’s fees were paid entirely by BIM, so that no additional expenses would be borne by shareholders for the engagement of this sub-adviser.

With respect to the New Agreement, the Directors considered that, under current asset levels, the proposed increase in the advisory fee breakpoints would result in an increase in the advisory fee of 0.05% for the International Fund and Large Cap Equity Fund, 0.06% for the Mid-Cap Equity Fund and no increase for the Fixed Income Fund and Municipal Bond Fund. The Directors also considered an analysis prepared by the Adviser of the estimated profitability of the Adviser both under current fee levels and assuming approval of the increase in the advisory fee breakpoints. The Board concluded that the estimated profitability for the New Agreement with the Corporation under both scenarios was not excessive.

Based on this analysis, and other factors described in this section, including the fact that the Funds are intended principally to serve as asset allocation requirements of investment vehicles for client accounts of Bessemer and its affiliates, the Board, including all of the Independent Directors, concluded that the fees payable under the Funds’ Advisory Contracts, including the fees under the New Agreement, are fair and reasonable with respect to the services provided.

4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

The Directors considered information provided by BIM relating to economies of scale. In this regard the Directors noted that the current advisory fee breakpoint levels, which were set at $100 million and $200 million at the inception of the Funds, were not reflective of the current asset levels of the Funds. The Directors considered the experience of the Adviser in managing the Funds, as well as information provided by the Adviser, including pro-forma profitability information, reflecting that advisory fee breakpoint levels at $100 million and $200 million overstated economies of scale experienced by the Adviser in managing the Funds. The Directors considered information provided by the Adviser that establishing breakpoints at asset levels of $500 million and $1 billion would more properly and fairly reflect economies of scale experienced by the Adviser in managing the Funds.

5) Ancillary Benefits and Other factors.

In addition to the above factors, the Directors also discussed other benefits received by the Adviser from its management of the Funds, including the ability to market its advisory services for similar products in the future. In addition, the Board discussed the compensation payable by the Funds to affiliates of BIM for other services including shareholder servicing and custody including the fact that these fees were being reduced in conjunction with the New Agreement. The Board also discussed the use of the Funds as asset allocation vehicles for clients of Bessemer and its affiliated banks and trust companies, with the resulting expectation that the asset sizes of these funds would grow as Bessemer’s client base grows.

Based on a consideration of all these factors in their totality, the Directors determined that the advisory fee for each of the Funds, proposed under the New Agreement, was fair and reasonable with respect to the nature of services that the Adviser and BGUK provided, and in light of the other factors that the Directors deemed relevant. The Directors based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling. As stated above, the Board was also assisted by the advice of counsel in making this determination.

Each Fund’s shareholders are being asked to approve the New Agreement.

Proposal 1 will be voted on separately by shareholders of each Fund. Approval of Proposal 1 requires the affirmative vote of the holders of the lesser of (1) 67% or more of the shares of each Fund present at the Meeting, if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

Fees Paid to Affiliates

The table below states the fees or other material payments by the Funds to affiliated persons of BIM during the fiscal year ended October 31, 2004. These services will continue to be provided if the New Agreement is approved by Shareholders. In addition, it is anticipated that these fees will be reduced and that such reductions will be implemented at or about the same time that the New Agreement becomes effective, if it is approved by shareholders of the Funds.

Fund	Fees Paid to Bessemer for Shareholder Services	Fees Paid to the Custodian for Custody Services	Aggregate Commissions Paid to any affiliated broker	Percentage of Fund’s Aggregate Commissions that were Paid to any affiliated broker
Large Cap Equity Fund	$603,721	$393,848	$0	0%
Mid Cap Equity Fund	$1,754,053	$1,098,373	$0	0%
International Fund	$1,633,858	$1,355,319	$0	0%
Fixed Income Fund	$151,608	$117,411	$0	0%
Municipal Bond Fund	$200,414	$123,118	$0	0%

THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS APPROVE AND VOTE “FOR” PROPOSAL 1. Unmarked proxies will be so voted.

PROPOSAL 2 –	APPROVAL OF CHANGE TO THE FUNDS’ FUNDAMENTAL INVESTMENT POLICY ON CONCENTRATION

The 1940 Act provides that investment companies (such as the Corporation) adopt certain specific investment policies or restrictions that can be changed only by shareholder vote (“fundamental restrictions”). In this regard, the Funds have adopted a restriction regarding concentration in any one industry which states:

With respect to the Large Cap Equity Fund, Mid Cap Equity Fund, International Fund, and Fixed Income Fund, each Fund will not invest 25% or more of the value of its total assets in any particular industry or groups of related industries; and with respect to the Municipal Bond Fund, the Fund will not invest 25% or more of the value of its total assets in any one industry or in industrial development bonds or other securities, the interest on which is paid from revenues as of similar type projects.

In order to clarify the intent of this policy and to eliminate potential ambiguity, the Board recommends that the shareholders of the Large Cap Equity Fund, Mid Cap Equity Fund, International Fund, and Fixed Income Fund approve the deletion of the phrase “or groups of related industries.” The proposed change would make the Funds’ investment policy consistent with other funds of the Corporation, as well as other funds in the industry. The revised policy would read as follows:

With respect to the Large Cap Equity Fund, Mid Cap Equity Fund, International Fund, and Fixed Income Fund, each Fund will not invest 25% or more of the value of its total assets in any particular industry; and with respect to the Municipal Bond Fund, the Fund will not invest 25% or more of the value of its total assets in any one industry or in industrial development bonds or other securities the interest on which is paid from revenues of similar type projects.

Required Vote

Proposal 2 of the Large Cap Equity Fund, Mid Cap Equity Fund, International Fund and Fixed Income Fund will be voted on separately by shareholders of each such Fund. Approval of Proposal 2 requires the affirmative vote of the holders of the lesser of (1) 67% or more of the shares of such Funds present at the Meeting, if the holders of more than 50% of such outstanding Fund shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding shares of such Fund entitled to vote at the Meeting.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS APPROVE AND VOTE “FOR” PROPOSAL 2. Unmarked proxies will be so voted.

PROPOSAL 3 –	APPROVAL OF A POLICY TO AUTHORIZE THE CORPORATION AND BIM TO ENTER INTO, OR MATERIALLY AMEND, INVESTMENT SUB-ADVISORY AGREEMENTS WITHOUT OBTAINING SHAREHOLDER APPROVAL

At a meeting of the Board held on May 24, 2005, the Board approved the submission for shareholder consideration of a proposal to request exemptive relief from the SEC to authorize, with prior Board approval, the Corporation and BIM, in its capacity as adviser to each Fund of the Corporation, to enter into, and/or materially amend, investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. The SEC has provided exemptive relief to other funds and permitted such funds to disclose fees paid to multiple sub-advisers on a “bundled” basis (“Bundled Fee Disclosure”). Submission of this proposal to shareholders is required as a condition of obtaining an order of exemptive relief from the SEC (the “Order”). The Order would grant exemptive relief from the provisions of the 1940 Act and its rules, as discussed below.

The Board recommends that shareholders of each Fund approve this proposal. Approval by the Board, including a majority of the Independent Directors, will continue to be required prior to entering into any new investment sub-advisory agreement with respect to any Fund or amending an existing investment sub-advisory agreement with respect to any Fund. If shareholders approve this proposal, a shareholder vote will not be required to approve investment sub-advisory agreements and material changes to them, assuming that the SEC grants the Order. However, the proposal will only apply to investment sub-advisory agreements with a sub-adviser that is not an “affiliated person” of BIM or the Corporation, other than by reason of serving as a sub-adviser to a Fund.

Reasons for the Proposal and Directors’ Recommendation

The Board believes that it is appropriate and in the best interests of each Fund’s shareholders to provide BIM and the Board with the ability to enter into and materially amend sub-advisory agreements without incurring the unnecessary delay and expense of obtaining shareholder approval. This process will allow the Funds to operate more efficiently and cost effectively. Currently, to appoint a sub-adviser or to materially amend an investment sub-advisory agreement, the Corporation must call and hold a shareholder meeting of each affected Fund, prepare and distribute proxy materials, and solicit proxy votes from the Fund’s shareholders. Further, if a sub-adviser undergoes a change of control, the Corporation currently must seek approval of a new investment sub-advisory agreement from shareholders of the affected Funds, even where there will be no change in the persons managing a Fund. This process can be time-consuming and costly, and the costs are generally borne entirely by the affected Fund. Without the need to hold a shareholder meeting, BIM and the Board should be able to act more promptly, and with less expense involved, to appoint a sub-adviser when the Board and BIM believe that such an appointment would benefit a Fund.

In its capacity as adviser to each Fund, BIM currently oversees and monitors the performance of any sub-adviser to the Funds. BIM also is responsible for determining whether to recommend to the Board that a particular investment sub-advisory agreement be entered into, amended or terminated. A determination of whether to terminate an investment sub-advisory agreement depends on a number of factors.

By investing in a Fund, shareholders in effect, hire BIM to manage that Fund’s assets directly or to engage a qualified sub-adviser under BIM’s supervision. Accordingly, the Board believes that shareholders currently expect that BIM and the Board are responsible for overseeing each current, and any future, sub-adviser of the Funds and recommending their hiring, termination or replacement.

The Board believes that it is appropriate to allow BIM, subject to Board approval, to recommend and replace sub-advisers. The Board also believes that this approach would be consistent with shareholders’ expectations that BIM will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

The Board will continue to provide oversight of the investment sub-advisory selection and engagement process. The Board, including a majority of the Independent Directors, will continue to evaluate and consider for approval all new or amended investment sub-advisory agreements. In addition, under the 1940 Act and the terms of the investment sub-advisory agreements, the Board, including a majority of the Independent Directors, are required to annually review and consider for renewal each of these agreements after the initial term. Upon entering into, renewing or amending an investment sub-advisory agreement, BIM and each sub-adviser have a duty to provide to the Board information relevant to the Board’s consideration of the agreement.

Shareholders of the Funds are and will be provided with adequate information about sub-advisers. The prospectus and Statement of Additional Information currently include and will continue to include detailed information concerning any sub-adviser. Any amendment to a sub-advisory agreement that is deemed material would be disclosed to shareholders in an annual prospectus update or by means of a prospectus supplement. If a new or additional sub-adviser is retained, the Corporation will furnish shareholders, within 90 days, with all the information concerning such sub-adviser and sub-advisory agreement that would have been provided in a proxy statement, except for the Bundled Fee Disclosure.

Shareholder Approval of this Proposal Will Not Result in an Increase or Decrease in the Total Amount of Investment Advisory Fees Paid by the Funds to BIM. When engaging sub-advisers and entering into and amending investment sub-advisory agreements, BIM has negotiated with sub-advisers and will continue to negotiate fees with sub-advisers. Because these fees are paid by BIM, and not directly by each Fund, any fee reduction negotiated by BIM may benefit BIM, and any increase will be a detriment to BIM. The fees paid to BIM by the Funds and the fees paid to sub-advisers by BIM will be considered by the Board in approving and renewing the investment advisory and sub-advisory agreements. Any increase in fees paid by a Fund to BIM would continue to require shareholder approval. In any event, if shareholders approve this proposal, BIM, pursuant to each Fund’s investment advisory agreement, will continue to provide the same level of investment management and related services to the Funds as it currently provides, with the potential use of additional sub-advisers.

Assuming that this proposal is approved by shareholders of each of the Funds, the Corporation and BIM will file an application with the SEC requesting an order for exemptive relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder. These provisions of the 1940 Act require that shareholders approve advisory agreements, including investment sub-advisory agreements, on behalf of a Fund, and approve any material amendment to such advisory agreements. While there can be no assurance in this regard, the Corporation and BIM expect that the Order will be issued by the SEC, since it has been routinely granted in similar circumstances.

Under the terms of the contemplated Order, the Corporation and BIM would be subject to several conditions typically imposed by the SEC, including the requirement that, as noted above, within 90 days of a material change to a Fund’s investment sub-advisory agreement, the Corporation must provide the affected Fund’s shareholders with an information statement that contains information about the sub-adviser, the investment sub-advisory agreement, and the investment sub-advisory fee. Another condition would require that a majority of the Board consist of Independent Directors and that the nomination of new or additional Independent Directors be at the discretion of the then-existing Independent Directors. The Board currently satisfies the latter condition.

Required Vote

Proposal 3 of each Fund will be voted on separately by shareholders of each Fund. Approval of Proposal 3 requires the affirmative vote of the holders of the lesser of (1) 67% or more of the shares of each Fund present at the Meeting, if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED THAT SHAREHOLDERS APPROVE AND VOTE “FOR” PROPOSAL 3. Unmarked proxies will be so voted.

GENERAL INFORMATION

WHO IS THE ADVISER?

BIM, whose principal office is located at 630 Fifth Avenue, New York, New York, is a Delaware limited liability company that serves as the investment adviser to the Corporation. BIM, which is a wholly-owned subsidiary of Bessemer, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”).

BIM is responsible for developing the investment policies and guidelines for the Corporation. BIM assumed primary investment advisory responsibilities for the Corporation in May 2, 2001. Prior to that time, Bessemer, a wholly-owned subsidiary of The Bessemer Group, Incorporated (“BGI”), served as the investment adviser to the Corporation. BIM was created to assume the advisory and research responsibilities of Bessemer as mandated by the Gramm-Leach-Bliley Act. To accomplish this, the advisory and research activities and personnel of Bessemer were transferred to BIM. Accordingly, BIM, through the former personnel of Bessemer, has substantial experience managing mutual funds. As one of the oldest “family offices” in the United States, BGI directly, and indirectly through its various subsidiaries, has provided investment management services to diversified portfolios of U.S. and non-U.S. securities and comprehensive financial and fiduciary services to high net worth individuals and multigenerational family groups since 1907. As of April 30, 2005, BIM and its affiliates provided investment management and other related services for approximately $36 billion in assets.

WHO ARE THE FUNDS’ PRINCIPAL UNDERWRITER AND ADMINISTRATOR?

The Fund’s principal underwriter is BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219. BISYS also serves as the Fund’s Administrator.

WHO IS THE FUNDS’ CUSTODIAN?

Bessemer Trust Company, a New Jersey trust company, an affiliate of BIM, located at 100 Woodbridge Center, Woodbridge, New Jersey 07095, is the Funds’ custodian. Pursuant to its agreement with the Funds, it is responsible for maintaining the books and records of each Fund’s securities and cash and maintaining each Fund’s portfolio transaction records.

WHAT HAPPENS TO MY PROXY ONCE I SUBMIT IT?

The Board has named Judson La Londe and Curtis Barnes as proxies. If you properly complete your Proxy Ballot, the proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on the Proposal, the proxies will vote on the Proposals as recommended by the Board.

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

If any other matter is properly presented at the Special Meeting, your proxies will vote in accordance with their best judgment. As of the date of the Proxy Statement, the Board knew of no matter that needed to be acted on at the Special Meeting other than the Proposals.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

If you attend the Special Meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

WHAT ARE THE VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

May 31, 2005 has been set as the Record Date. Shareholders of each Fund at the close of business on the Record Date will be entitled to be present or to give voting instructions at the Special Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. One-third of the outstanding shares of each Fund entitled to vote, present in person or represented by proxy must be present to constitute a quorum. Each share of each Fund outstanding on the Record Date is entitled to one vote.

If a quorum is not present at the Special Meeting, or if a quorum is present, but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to the proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment for those proxies which they are entitled to vote in favor of any proposal that has not been adopted, will vote against any adjournments for those proxies required to be voted against any proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such proposal.

If a shareholder abstains from voting on a proposal or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a proposal, then the shares represented by such abstention or non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes are disregarded in determining the “votes cast” on an issue. For this reason, abstentions and broker non-votes will assist a Fund in obtaining a quorum but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of a proposal.

As stated above, in addition to the solicitation of proxies by mail or expedited delivery service, BIM or BISYS and their employees and agents and affiliates, who will not be paid for their soliciting activities, may solicit proxies by telephone or other means. Upon request, BIM will reimburse persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals.

CAN I REVOKE MY PROXY AFTER I SUBMIT IT?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Corporation a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling and superseding any proxy previously given. The persons named as proxies will vote as directed by the shareholder, but in the absence of voting instructions on any proxy that is signed and returned, they will vote “FOR” the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHO PAYS FOR THIS PROXY SOLICITATION?

The expenses of the Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses, will be borne by the Corporation.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

The Corporation is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

SUBSTANTIAL SHAREHOLDERS

As of May 31, 2005, the shareholders identified below were known by the Corporation to own, in the capacity indicated, 5% or more of the outstanding interests in the Funds listed below:

Name and Address of Shareholder	Type of Ownership	Fund	Number of Shares	Percent-age of Fund
NAIDOT and CO 100 Woodbridge Center Dr. Attn-Olga Ilemsky Woodbridge, NJ 07095	Record	Fixed Income Fund	6,013,545	85.7%

NAIDOT and CO 100 Woodbridge Center Dr. Attn-Olga Ilemsky Woodbridge, NJ 07095	Record	International Fund	117,058,236	95.6%

NAIDOT and CO 100 Woodbridge Center Dr. Attn-Olga Ilemsky Woodbridge, NJ 07095	Record	Mid Cap Equity Fund	46,712,988	95.5%

NAIDOT and CO 100 Woodbridge Center Dr. Attn-Olga Ilemsky Woodbridge, NJ 07095	Record	Municipal Bond Fund	7,717,172	96.5%

NAIDOT and CO 100 Woodbridge Center Dr. Attn-Olga Ilemsky Woodbridge, NJ 07095	Record	Large Cap Equity Fund	21,940,422	90.8%

Maril Company FBO Comitrust Co NA 1000 N. Water St Milwaukee, WI 53202	Record	Large Cap Equity Fund	1,851,744	7.6%

As of the close of business on May 31, 2005, the officers and Directors of the Corporation as a group beneficially owned less than 1% of the outstanding shares of the Corporation.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,

/s/ Marc Stern

Marc Stern

President

Old Westbury Funds, Inc.

APPENDIX A

OLD WESTBURY FUNDS, INC.

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT is made as of March 16, 2005, by and between Old Westbury Funds, Inc. (the “Fund”), a Maryland corporation with its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219, and Bessemer Investment Management LLC (the “Adviser”), a Delaware limited liability company with its principal place of business at 630 Fifth Avenue, New York, New York 10111.

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is authorized to issue shares in one or more series;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act); and

WHEREAS, the Fund desires that the Adviser perform investment advisory services for each series of the Fund listed on Schedule A hereto, as such Schedule A may be amended or supplemented from time to time by mutual agreement (each, a “Portfolio”, and collectively, the “Portfolios”), and the Adviser is willing to perform those services on the terms and conditions set forth in this Agreement and desires to enter into an agreement to provide for investment advisory services to the Fund upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, the Fund and Adviser agree as follows:

Section 1. The Fund. The Fund is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the 1940 Act and the Securities Act of 1933, including the Prospectuses forming a part thereof and statements of additional information relating to the Portfolios contained therein, and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Fund’s Board of Directors (the “Board”). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Fund has delivered copies of the documents listed in this Section to the Adviser and will from time to time furnish the Adviser with any amendments thereof.

Section 2. Appointment. The Fund hereby appoints the Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Portfolios and, without limiting the generality of the foregoing, to provide the other services specified in Section 3 hereof.

Section 3. Duties of the Adviser.

(a) The Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Portfolios. Among other things, the Adviser shall make all decisions with respect to the allocation of the Portfolios’ investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which the Portfolios may invest. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Fund, for the account of, at the risk of and in the name of the Portfolios, to place orders and issue instructions with respect to those transactions of the Portfolios. In all purchases, sales and other transactions in securities for the Portfolios, the Adviser is authorized to exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(b) The Adviser will report to the Board at each regular meeting thereof all material changes in the Portfolios since the prior report, and will also keep the Board informed of important developments affecting the Fund, the Portfolios and the Adviser, and on its own initiative will furnish the Board from time to time with such information as the Adviser may believe appropriate, whether concerning the individual companies whose securities are held by the Portfolios, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Portfolios maintain investments. The Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Portfolios as the Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Portfolios, the Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the Fund’s Articles of Incorporation, By-Laws and Registration Statement under the 1940 Act and the Securities Act, the limitations in the 1940 Act and in the Internal Revenue Code of 1986, as amended, applicable to the Fund and the investment objectives, policies and restrictions of the Portfolios.

(c) The Adviser will from time to time employ or associate with such persons as the Adviser believes to be appropriate or necessary to assist in the execution of the Adviser’s duties hereunder; provided, however, that the employment of or sub-contracting with any such person shall not relieve the Adviser of its responsibilities or liabilities hereunder; and provided further that the Adviser shall not have the authority to subcontract advisory responsibilities without the consent of the Fund. The cost of performance of such duties shall be borne and paid by the Adviser. No obligation may be imposed on the Fund in any such respect.

(d) The Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Fund under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Fund pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Fund, including the Commission and the Internal Revenue Service. The books and records pertaining to the Fund that are in the possession of the Adviser shall be the property of the Fund. The Fund, or the Fund’s authorized representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided promptly by the Adviser to the Fund or the Fund’s authorized representatives.

(e) The Adviser will also provide supervisory personnel who will be responsible for supervising and monitoring the performance of the Administrator in connection with its duties under the Master Services Agreement and for supervising the performance of other administrative services, accounting and related services, net asset value and yield calculations, reports to and filings with regulatory authorities, and services relating to such functions. Such personnel may be employees of the Adviser or employees of affiliates of the Adviser or of other organizations. The Fund has retained, at the Fund’s expense, an Administrator to perform the operational components of the functions and services listed herein.

(f) The Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Adviser shall be responsible for compensation of officers or employees of the Fund who are also officers or employees of the Adviser.

Section 4. Delegation of Responsibilities. The Adviser may carry out any of its obligations under this Agreement by employing, subject to supervision by the Adviser, one or more Sub-Advisers who are registered as investment advisers pursuant to the Investment Advisers Act of 1940 (“Sub-Advisers”). Each Sub-Adviser’s employment will be evidenced by a separate written agreement approved by the Board and, if required under the 1940 Act, by the shareholders of the Portfolios (unless the Commission or its staff has given authorization or issued an interpretation or no-action letter dispensing with the requirement of shareholder approval). The Adviser shall not be liable hereunder for any act or omission of any Sub-Adviser, except for failure to exercise good faith in the employment of the Sub-Adviser and for failure to exercise appropriate supervision of such Sub-Adviser, and as may otherwise be agreed in writing. The Adviser shall be solely responsible for compensating any Sub-Adviser for services rendered under any sub-advisory agreement. The Adviser may, from time to time and at any time, terminate any Sub-Adviser and reassume the responsibilities assigned to such Sub-Adviser with respect to the Portfolios without obtaining the approval of the shareholders of the Portfolios unless expressly required by the federal securities laws.

Section 5. Control by Board. Any investment activities undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Portfolios, shall at all times be subject to the direction and control of the Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Adviser shall at all times comply with:

(a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

(b) the provisions of the Registration Statement of the Fund, as it may be amended from time to time, under the 1940 Act;

(c) the provisions of the Articles of Incorporation of the Fund, as they may be amended from time to time;

(d) the provisions of the By-Laws of the Fund, as they may be amended from time to time, or resolutions of the Board that may be adopted from time to time;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund or the Portfolios; and

(f) any other applicable provisions of state or federal law.

Section 7. Broker-Dealer Relationships. In connection with the purchase and sale of securities for the Portfolios, the Adviser is responsible for broker-dealer selection and negotiation of brokerage commission rates. The Adviser’s primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for the Portfolios, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Portfolios on a continuing basis. Accordingly, the price to the Portfolios in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused the Portfolios to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the Portfolios and to other clients of the Adviser. The Adviser is further authorized to allocate the orders placed by it on behalf of the Portfolios to brokers and dealers who also provide research or statistical material or other services to the Portfolios or to the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on such allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefor.

Section 8. Expenses of the Portfolios. All of the ordinary business expenses incurred in the operations of the Portfolios and the offering of their shares shall be borne by the Portfolios unless specifically provided otherwise in this Agreement or another written agreement between the Adviser and the Fund. These expenses borne by the Fund include, but are not limited to, brokerage commissions, taxes, legal, auditing and governmental fees, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Portfolios and the cost of printing copies of the Prospectuses and Statements of Additional Information distributed to the Portfolios’ shareholders.

Section 9. Compensation. As compensation for the advisory services provided under this Agreement, the Fund shall pay the Adviser fees at the annual rates indicated on Schedule A hereto, as such Schedule A may be amended or supplemented from time to time. The Adviser’s fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly in arrears to the Adviser.

Section 10. Standard of Care. The Fund shall expect of the Adviser, and the Adviser will give the Fund the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Fund. As an inducement to the Adviser’s undertaking these services at the compensation level specified, the Adviser shall not be liable hereunder for any error of judgement or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser, or any of its officers, directors, employees or agents, in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Section 11. Non-Exclusivity. The services of the Adviser to the Portfolios are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Adviser, to the extent that such services may be permitted by law, and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Section 12. Books and Records. The Adviser shall, with respect to orders the Adviser places for the purchase and sale of portfolio securities of the Portfolios, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as such records as the Fund’s Administrator reasonably requests to be maintained, including, but not limited to, trade tickets and confirmations for portfolio trades. All such records shall be maintained in a form acceptable to the Fund and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Fund and will be available for inspection and use by the Fund. The Adviser will promptly notify the Fund’s Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

Section 13. Term of the Agreement. This Agreement shall become effective with respect to the Portfolios when approved in accordance with the requirements of the 1940 Act, and shall initially continue for two years, and thereafter continue from year to year, provided that the continuation of the Agreement is specifically approved at least annually:

(a) (i) by the Fund’s Board of Directors or (ii) by the vote of “a majority of the outstanding voting securities” of the Portfolios (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Fund’s Directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Directors of the Fund), by votes cast in person at a meeting specifically called for such purpose.

Section 14. Termination. As required under the 1940 Act, this Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty, by the Fund (by vote of the Fund’s Board of Directors or by vote of a majority of the outstanding voting securities of the particular Portfolio), or by the Adviser on sixty (60) days’ written notice. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement will immediately terminate in the event of its assignment. This Agreement may also be terminated immediately by the Fund or the Adviser in the event that the other party (i) breaches a material term of this Agreement or (ii) commits a material violation of any governing law. As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” shall have the same meanings as such terms have in the 1940 Act, as modified or interpreted by the Commission or its staff in rules, regulations, interpretations or no-action letters.

Section 15. Indemnification by the Adviser. The Fund shall not be responsible for, and the Adviser shall indemnify and hold the Fund and the Portfolios harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Adviser or any of its officers, directors, employees or agents.

Section 16. Indemnification by the Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties hereunder on the part of the Adviser or any of its officers, directors, employees or agents, the Fund hereby agrees to indemnify and hold harmless the Adviser and its officers, directors, employees and agents against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund or other securities, undertaken by the Portfolios or their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Portfolios or their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Portfolio may have and which may not be waived under any applicable federal or state securities laws.

Section 17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund shall be Old Westbury Funds, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, Attn: President, and that of the Adviser shall be Bessemer Investment Management LLC, 630 Fifth Avenue, New York, New York 10111, Attn: General Counsel.

Section 18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, interpretations of the Commission or its staff, or Commission staff no-action letters issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall otherwise be governed by and construed in accordance with the laws of the State of New York.

Section 19. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Portfolio(s). Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Directors of the Fund and the Adviser.

Section 20. Old Westbury Name. The Adviser and the Fund each agree that the name “Old Westbury” or any variants thereof, which comprises a component of the Fund’s name, is a property right of the parent of the Adviser. The Fund agrees and consents that: (i) it will use the words “Old Westbury” or any variants thereof as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name “Old Westbury” of any variant thereof for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words “Old Westbury,” or any variant or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Portfolio or class of a Portfolio, the Fund shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words “Old Westbury” or any variant thereof and following such change, shall not use the words “Old Westbury,” or any variant thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

Section 21. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

OLD WESTBURY FUNDS, INC.

By:	/s/ Peter C. Artemiou
Peter C. Artemiou
Vice President

BESSEMER INVESTMENT MANAGEMENT LLC

By:	/s/ Marc D. Stern
Marc D. Stern
President

Schedule A

Portfolio Name	Advisory Fee Rate Average Net Assets
Global Small Cap Fund	0.85%
Real Return Fund	0.85%

OLD WESTBURY FUNDS, INC.

AMENDMENT NO. 1

TO

INVESTMENT ADVISORY AGREEMENT

This Amendment No. 1 to Investment Advisory Agreement dated as of July     , 2005 (“Amendment”) by and between Old Westbury Funds, Inc. (the “Fund”), a Maryland corporation with its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219, and Bessemer Investment Management LLC (the “Adviser”), a Delaware limited liability company with its principal place of business at 630 Fifth Avenue, New York, New York 10111.),

W I T N E S S E T H:

WHEREAS, the Fund and the Adviser have heretofore entered into the Investment Advisory Agreement (the “Agreement”) dated as of March 16, 2005 with respect to the Portfolios of the Fund set forth in the Agreement; and

WHEREAS, the Fund and the Adviser desire to conform the advisory agreements with respect to the other portfolios of the Fund to the Agreement, and to this end the parties desire to add the other portfolios of the Fund to the schedule of portfolios governed by the Agreement; and

WHEREAS, the Fund and the Adviser desire to amend Schedule A to the Agreement to include the other portfolios of the Fund and to specify the advisory fee rates for such other portfolios;

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1. Schedule A to the Agreement is hereby amended and restated to read in its entirety as the attached Schedule A.

2. This Amendment supplements and amends the Agreement. The provisions set forth in this Amendment supersede all prior negotiations, understandings and agreements with respect to the subject matter of this Amendment.

3. Each reference to the Agreement in the Agreement (as it existed prior to this Amendment) and in every other agreement, contract or instrument to which the parties are bound, shall hereafter be construed as a reference to the Agreement as amended by this Amendment. Except as expressly amended by this Amendment, the provisions of the Agreement remain in full force and effect (including, without limitation, the term of the Agreement).

4. This Amendment may be executed in counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers designated below as of the day and year first above written.

OLD WESTBURY FUNDS, INC.

By:
Peter C. Artemiou
Vice President

BESSEMER INVESTMENT MANAGEMENT LLC

By:
Marc D. Stern
President

Schedule A

Portfolio Name	Advisory Fee Rate Average Net Assets
Large Cap Equity Fund	First $500 million – 0.70% Second $500 to $1 billion – 0.65% Over 1 billion – 0.60%

Mid Cap Equity Fund	First $500 million – 0.70% Second $500 to $1 billion – 0.65% Over 1 billion – 0.60%

International Fund	First $500 million – 0.80% Second $500 to $1 billion – 0.75% Over 1 billion – 0.70%

Fixed Income Fund	First $500 million – 0.45% Second $500 to $1 billion – 0.40% Over 1 billion – 0.35%

Municipal Bond Fund	First $500 million – 0.45% Second $500 to $1 billion – 0.40% Over 1 billion – 0.35%

Global Small Cap Fund	0.85%

Real Return Fund	0.85%

[Shareholder Name]

[Title (if applicable)]

[Address]

[Address]

[Shares Held]

PROXY BALLOT

Old Westbury Funds, Inc.

Special Meeting of Shareholders

August 4, 2005

The undersigned hereby appoints each of Judson LaLonde and Curtis Barnes, as proxies, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all shares of the Old Westbury                      Fund (the “ Fund”) held of record by the undersigned on May 31, 2005 or any adjournment thereof.

You are encouraged to specify your choices by marking the appropriate boxes BELOW. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors’ recommendations. Please sign, date and return this card.

This proxy is solicited by the Board of Directors of Old Westbury Funds, Inc. (the “Corporation”). The Board of Directors recommends a vote FOR each proposal.

Please mark your votes as in this example.  ☒

PROPOSAL:

	FOR	AGAINST	ABSTAIN
Proposal 1 (To be voted by shareholders of all Funds):

To approve a new investment advisory agreement between the Corporation, on behalf of each Fund, and Bessemer Investment Management LLC (“BIM”);	[ ]	[ ]	[ ]

	FOR	AGAINST	ABSTAIN
Proposal 2 (To be voted by shareholders of all Funds except the Municipal Bond Fund):

To approve a change to the Funds’ fundamental investment policy on concentration of investments in any one industry.	[ ]	[ ]	[ ]

	FOR		AGAINST		ABSTAIN
Proposal 3 (To be voted by shareholders of all Funds):

To approve a proposal that would permit BIM and the Corporation to enter into or materially change agreements with sub-advisers on behalf of each Fund without obtaining shareholder approval	[	]	[	]	[	]

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR such Proposal. By signing and dating the lower portion of this Proxy Card, you authorize the proxies to vote the Proposal as marked, or if not marked to vote FOR the Proposals, and to take their discretion to vote any other matter as may properly come before the Special Meeting. If you do not intend to personally attend the Special Meeting, please complete and mail this Proxy Card in the enclosed envelope.

Signature	Date	Signature	Date

NOTE: Please sign your name exactly as your shareholder name or names appear on the account. This will authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.